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                                                                   Exhibit 10.16

                      AMENDMENT NO. 1 TO SECURITY AGREEMENT

         This AMENDMENT NO. 1 TO SECURITY AGREEMENT (this "Amendment"), dated as of June 30, 2001, is entered into by and among TEAM HEALTH, INC., a Tennessee corporation (the "Borrower"), the SUBSIDIARY GUARANTORS listed on the signature pages hereof (the "Subsidiary Guarantors", and together with the Borrower, the "Grantors") and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "Administrative Agent") for the Secured Parties.


                                R E C I T A L S:

         A. The Grantors and the Administrative Agent have entered into that certain Security Agreement, dated as of March 12, 1999 (the "Agreement"). Each capitalized term used but not otherwise defined herein shall have the meaning ascribed to such term by the Agreement.

         B. The Grantors and the Administrative Agent wish to amend the Agreement on the terms and conditions set forth below.

         NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendment of the Agreement. Upon the Effective Date (as defined in
Section 3 of this Amendment), the Agreement shall be amended as follows:

                  1.1 Sections 1(a), (b), (c) and (h) of the Agreement are hereby amended by deleting each such Sections and replacing each in its entirety to read as follows:

                  "(a) all of such Grantor's "equipment," as such term is defined in the UCC, now owned or hereafter acquired, wherever located, and, in any event, shall include, without limitation, all machinery and equipment in all of its forms, whether now owned or hereafter acquired, wherever located, all fixtures and all parts thereof and all accessions thereto (collectively, the "Equipment");"

                  "(b) all of such Grantor's "inventory," as such term is defined in the UCC, now owned or hereafter acquired, wherever located, and, in any event, shall include, without limitation, all inventory in all of its forms, whether now owned or hereafter acquired, wherever located, now or hereafter existing (including, without limitation, (i) raw materials and work in process, (ii) finished goods, (iii) materials used or consumed in the manufacture or production thereof, (iv) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (v) goods that are returned to or repossessed by such Grantor), and all accessions thereto, products thereof and documents therefor (collectively, "Inventory");"
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                  "(c) all of such Grantor's "accounts" (including, without
                  limitation, health-care-insurance receivables), "contract rights", "chattel paper", "instruments", "deposit accounts" and "Letter-of-credit rights", as each such term is defined in the UCC, now owned or hereafter acquired, wherever located, and, in any event, shall include, without limitation, all accounts, contract rights, chattel paper, instruments, deposit accounts, letter-of-credit rights, lockbox accounts and other claims of any kind, whether now owned or hereafter acquired, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, letter-of-credit rights, lockbox accounts or claims (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts and claims, to the extent not referred to in clause (d), (e) or (f) below, being the "Receivables", and any and all such leases, security agreements and other contracts being the "Related Contracts"); provided, however, that the Collateral shall not include (i) those rights to payment under agreements with Medicare, Medicaid or CHAMPUS to the extent, if any, that (and only for so long as) the grant of a lien or security interest in, or an assignment thereof would cause an immediate, actual forfeiture of such Grantor's rights thereunder or is prohibited by law and (ii) contracts (but not excluding accounts receivable arising therefrom or related thereto, except to the extent expressly consented to in writing by the Administrative Agent) entered into by such Grantor to the extent, if any, that (and only for so long as) the grant of a lien or a security interest in, or assignment thereof would cause an immediate, actual forfeiture of any of such Grantor's rights thereunder or an immediate default thereunder or is prohibited by law;"

                  "(h) without limitation of any of the foregoing, all of such Grantor's "general intangibles", as such term is defined in the UCC, now owned or hereafter acquired, wherever located, and, in any event, shall include, without limitation, general intangibles, including, without limitation, choses in action, claims and causes of action or rights of recovery or set-off of every kind and character, and the business of such Grantor as a going concern;

                  1.2 Section 1(i) of the Agreement is hereby amended by (i) deleting the reference therein to "clauses (a) - (h)" and replacing it with a reference to "clauses (a) - (j)" and (ii) renumbering Section1(i) to Section 1(k).

                  1.3 Section 1 of the Agreement is hereby amended by adding a new Section 1(i) to the Agreement reading as follows:

                  "(i) all such Grantor's "commercial tort claims," as such term is defined in the UCC, as described on Schedule VI;"

                  1.4 Section 1 of the Agreement is hereby amended by adding a new Section 1(j) to the Agreement reading as follows:

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                  "(j) all of such Grantor's "documents," as such term is
                  defined in the UCC, now owned or hereafter acquired, wherever located; and"

                  1.5 Section 1 of the Agreement is hereby amended by adding the definition of the term "UCC" to the end of Section 1 reading as follows:

                  "As used in this Agreement, the term "UCC" shall mean the Uniform Commercial Code as now or hereafter in effect in the State of New York; provided, that, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the Administrative Agent's security interest in any Collateral is governed by the Uniform Commercial Code as enacted and if effect in a jurisdiction other than such state, the term "UCC" shall mean the Uniform Commercial Code as enacted and if effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions."

                  1.6 Section 12 of the Agreement is hereby amended by adding a new Section 12(c) to the Agreement reading as follows:

                  "(c) Each Grantor hereby agrees that it will not (i) in one transaction or a series of related transaction, merge into or consolidate with any other entity, or sell all or substantially all of its assets, (ii) change the state of its incorporation or formation or (iii) change its corporate name or legal identity; in each case, without providing the Administrative Agent with thirty (30) days' prior written notice."

                  1.7 Section 14 of the Agreement is hereby amended in its entirety to read as follows:

                  "Section 14. Revised Article 9. The parties to this Agreement acknowledge that revisions to Article 9 of the Uniform Commercial Code ("Revised Article 9") will become effective in various states on July 1, 2001 and that Revised Article 9 may be adopted and become effective in one or more other states at any time thereafter. In anticipation of the effectiveness of Revised Article 9 and its resulting application to the Loan Documents or any matters contemplated thereby, the Administrative Agent and each Grantor hereby agree as follows:

                  (a) In applying the law of any state at any time on and after the date Revised Article 9 is enacted (A) the Collateral includes, without limitation, each of the following categories as defined by Revised Article 9, and all property of such Grantor included therein at any time owned or acquired: goods; inventory; equipment; documents; instruments; accounts; chattel paper; deposit accounts; letter-of-credit rights; commercial tort claims; investment property; general intangibles; supporting obligations; and all products and proceeds of the foregoing; in each case wherever located, and whenever owned or acquired, and (B) the Administrative Agent's Lien in all such property created under this


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                  Agreement, as amended, shall continue in full force and effect on and under and pursuant to Revised Article 9.

                  (b) The Administrative Agent may, at any time and from time to time, file financing statements, continuation statements, and amendments thereto that describe the Collateral as "all assets" of such Grantor, or words of similar effect, and which contain any other information required pursuant to Revised
                  Article 9 for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, and such Grantor agrees to furnish any such information to the Administrative Agent promptly upon request. Any such financing statement, continuation statement, or amendment may be signed by the Administrative Agent on behalf of such Grantor and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

                  (c) Such Grantor shall, at any time and from time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as the Administrative Agent may reasonably request (A) to obtain an acknowledgement, in form and substance reasonably satisfactory to the Administrative Agent, of any bailee having possession of any of the Collateral, stating that the bailee holds such Collateral for the Administrative Agent, (B) to obtain "control" of any letter-of-credit rights, or electronic chattel paper (as such terms are defined by Revised Article 9 with corresponding provisions thereof defining what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance reasonably satisfactory to the Administrative Agent, and (C) otherwise to insure the continued perfection and priority of the Administrative Agent's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation of or following the effectiveness of Revised Article 9 in any jurisdiction. If such Grantor shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, acquire a "commercial tort claim" (as such term is defined in Revised Article 9) in excess of $100,000, such Grantor shall promptly notify the Administrative Agent thereof in writing, therein providing a reasonable description and summary thereof, and upon delivery thereof to the Administrative Agent, such Grantor shall be deemed to thereby grant to the Administrative Agent (and such Grantor hereby grants to the Administrative Agent) a security interest and Lien in and to such commercial tort claim and all proceeds thereof, all upon the terms of and governed by this Agreement.

                  (d) Nothing contained in this Section 14 shall be construed to narrow the scope of the Administrative Agent's Liens or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges, or remedies of the Administrative Agent or any Secured Party under the Loan Documents."



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                  1.8 The Agreement is hereby amended by adding a new Schedule
         VI, entitled "Commercial Tort Claims", attached hereto.

         2.       Reaffirmation and Grant of Security Interests.

                  2.1 Reaffirmation. Each Grantor hereby reaffirms all of its obligations under the Agreement, as amended hereby, to the Administrative Agent and the other Secured Parties.

                  2.2 Grant of Security Interests. Each of the Grantors hereby assigns and pledges to the Administrative Agent, for the benefit of the Administrative Agent and the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent, for the benefit of the Administrative Agent and the ratable benefit of the Secured Parties, a security interest in the Collateral (as defined in the Agreement, as amended hereby) to secure the payment of all the Secured Obligations.

         3. Conditions Precedent to Amendments. This Amendment shall be effective on the date (the "Effective Date") the Grantors and the Administrative Agent shall have duly executed and delivered this Amendment to the Administrative Agent.

         4. Representations and Warranties. Each Grantor represents and warrants to the Administrative Agent:

                  (a) The execution and delivery by such Grantor of this Amendment and the performance by such Grantor of its obligations under this Amendment are within the corporate powers of such Grantor, have been duly authorized by all necessary corporate action on the part of such Grantor, have received all necessary governmental approval (if any shall be required), and do not and will not (i) violate any provision of law or any order, decree or judgment of any court or other government agency which is binding on such Grantor, (ii) contravene or conflict with, or result in a breach of, any provision of any organizational documents of such Grantor or of any agreement, indenture, instrument or other document which is binding on such Grantor or (iii) result in or require the creation or imposition of any Lien on any property of such Grantor (other than Liens in favor of the Administrative Agent).

                  (b) Each of the representations and warranties of such Grantor contained in the Loan Documents, as amended hereby, is true and correct in all material respects on and as of the date hereof as if made on the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date other than the date hereof, in which case, as of such specific date.

                  (c) As of the date hereof, after giving effect to this Amendment, no Default under the Agreement or any other Loan Document has occurred and is continuing.

         5.       Miscellaneous.

                  5.1 From and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference


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         to the Agreement in any of the other Loan Documents shall mean and be a reference to the Agreement as amended hereby.

                  5.2 Except as specifically set forth above, the Agreement and the Exhibits thereto shall remain unaltered and in full force and effect and the respective terms, conditions or covenants thereof are hereby in all respects ratified and confirmed. This Amendment shall constitute a Collateral Document and a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.

                  5.3 This Amendment may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

                  5.4 THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                            [signature pages follow]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.




                              TEAM HEALTH, INC.


                              By:_______________________________________________
                              Name: H. Lynn Massingale
                              Title: President

                              Address: 1900 Winston Road
                              Knoxville, TN 37919


                              TEAM HEALTH HOLDINGS, L.L.C.


                              By:_______________________________________________
                              Name: H. Lynn Massingale
                              Title: President and Chief Executive Officer
                              Address: c/o Madison Dearborn Partners
                              Three First National Plaza
                              Suite 3800
                              Chicago, Illinois 60602

                              CLINIC MANAGEMENT SERVICES, INC.
                              EMERGICARE MANAGEMENT, INCORPORATED
                              HOSPITAL BASED PHYSICIAN SERVICES, INC.
                              TEAM RADIOLOGY, INC.


                              By:_______________________________________________
                              Name: H. Lynn Massingale
                              Title: President

                              Address: 1900 Winston Road
                              Knoxville, TN 37919




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                              ALLIANCE CORPORATION
                              CHARLES L. SPRINGFIELD, INC.
                              CLINIC MANAGEMENT SERVICES, INC.
                              DANIEL & YEAGER, INC.
                              DRS. SHEER, AHEARN AND ASSOCIATES, INC.
                              EMERGENCY COVERAGE CORPORATION
                              EMERGENCY MANAGEMENT SPECIALISTS, INC.
                              EMERGENCY PHYSICIAN ASSOCIATES, INC.
                              EMERGENCY PHYSICIANS OF MANATEE, INC.
                              EMERGENCY PROFESSIONAL SERVICES, INC.
                              INPHYNET CONTRACTING SERVICES, INC.
                              INPHYNET JOLIET, INC.
                              INPHYNET LOUISIANA, INC.
                              INPHYNET SOUTH BROWARD, INC.
                              HERSCHEL FISCHER, INC.
                              IMBS, INC.
                              INPHYNET ANESTHESIA OF WEST VIRGINIA, INC.
                              INPHYNET HOSPITAL SERVICES, INC.
                              INPHYNET MEDICAL MANAGEMENT INSTITUTE, INC.
                              KARL G. MANGOLD, INC.
                              MED: ASSURE SYSTEMS, INC.
                              METROAMERICAN RADIOLOGY, INC.
                              NEO-MED, INC.
                              NORTHWEST EMERGENCY PHYSICIANS
                                  INCORPORATED
                              PARAGON ANESTHESIA, INC.
                              PARAGON CONTRACTING SERVICES, INC.
                              PARAGON IMAGING CONSULTANTS, INC.
                              QUANTUM PLUS, INC.
                              REICH, SEIDELMANN & JANICKI CO.
                              ROSENDORF MARGULIES BORUSHOK SCHOENBAUM
                              RADIOLOGY ASSOCIATES OF HOLLYWOOD, INC.
                              SARASOTA EMERGENCY MEDICAL CONSULTANTS,
                                  INC.
                              SOUTHEASTERN EMERGENCY PHYSICIANS OF
                                  MEMPHIS, INC.
                              SOUTHEASTERN EMERGENCY PHYSICIANS, INC.
                              TEAM HEALTH FINANCIAL SERVICES, INC.
                              THBS, INC.
                              THE EMERGENCY ASSOCIATES FOR MEDICINE, INC.
                              VIRGINIA EMERGENCY PHYSICIANS, INC.

                              By:_______________________________________________
                              Name: H. Lynn Massingale
                              Title: Vice President

                              Address: 1900 Winston Road
                              Knoxville, TN 37919

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                              FISCHER MANGOLD PARTNERSHIP
                              By: Herschel Fischer, Inc., its general partner Karl G. Mangold, Inc., its general partner

                              By:_______________________________________________
                              Name: H. Lynn Massingale
                              Title: Vice President

                              Address: 1900 Winston Road
                              Knoxville, TN 37919


                              MT. DIABLO EMERGENCY PHYSICIANS, a California
                                  General Partnership
                              By: Herschel Fischer, Inc., its general partner Karl G. Mangold, Inc., its general partner

                              By:_______________________________________________
                              Name: H. Lynn Massingale
                              Title: Vice President

                              Address: 1900 Winston Road
                              Knoxville, TN 37919

                              PARAGON HEALTHCARE LIMITED PARTNERSHIP
                              By: InPhyNet Hospital Services, Inc.,
                              its sole general partner

                              By:_______________________________________________
                              Name: H. Lynn Massingale
                              Title: Vice President

                              Address: 1900 Winston Road
                              Knoxville, TN 37919

                              TEAM HEALTH BILLING SERVICES, L.P.
                              By: Team Health, Inc., its sole general partner

                              By:_______________________________________________
                              Name: H. Lynn Massingale
                              Title: President

                              Address: 1900 Winston Road
                              Knoxville, TN 37919


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                              TEAM HEALTH SOUTHWEST L.P.
                              By: Team Radiology, Inc., its sole general partner

                              By:_______________________________________________
                              Name: H. Lynn Massingale
                              Title: President

                              Address: 1900 Winston Road
                              Knoxville, TN 37919


                              FLEET NATIONAL BANK,
                                as Administrative Agent,


                              By:_______________________________________________

                              Title: Director






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                                   SCHEDULE VI
                             COMMERCIAL TORT CLAIMS
                             ----------------------


PARTIES                      CASE NO./COURT               DESCRIPTION OF DISPUTE
-------                      --------------               ----------------------

1.  [to be provided by Grantors]














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